UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

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Trilogy International Partners Inc.
(Exact name of registrant as specified in its charter)

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British Columbia, Canada	000-55716	98-1361786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 108th Avenue NE, Suite 400, Bellevue, Washington 98004

(Address of principal executive offices) (Zip Code)

(425) 458-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 30, 2023, Trilogy International Partners Inc. (the “Company”) held its Annual General Meeting of Shareholders (the “Meeting”). The matters submitted to a vote at the Meeting and the final voting results of such matters are as follows:

1. Number of Directors

The Company’s shareholders approved the number of directors for the ensuing year at three (3). The following is a breakdown of the final voting results:

For	Against	Broker Non-Votes
32,864,770	1,701	-

2. Election of Directors

The Company’s shareholders elected each of the nominated directors to serve until the next annual meeting of shareholders. The following is a breakdown of the final voting results:

Directors	For	Withhold	Broker Non-Votes
Bradley J. Horwitz	23,991,127	3,104,586	5,770,758
Mark Kroloff	24,148,329	2,947,384	5,770,758
John W. Stanton	23,991,118	3,104,595	5,770,758

3. Say-on-Pay

The Company’s shareholders approved, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers. The following is a breakdown of the final voting results:

For	Against	Withhold	Broker Non-Votes
26,158,902	930,060	6,751	5,770,758

4. Say-on-Frequency

The Company’s shareholders approved, on a nonbinding, advisory basis, the frequency of every three (3) years for future shareholder advisory votes to approve the compensation of the Company’s named executive officers. The following is a breakdown of the final voting results:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
6,034,281	520	21,060,912	-	5,770,758

5. Appointment of Auditor

The Company’s shareholders approved the appointment of Grant Thornton LLP, Chartered Accountants as auditor of the Company for the ensuing year and authorizing the directors to fix the auditor’s remuneration. The following is a breakdown of the final voting results:

For	Withhold	Broker Non-Votes
32,865,360	1,111	-

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trilogy International Partners Inc.
(Registrant)

Date: June 30, 2023	By:	/s/ Erik Mickels
Erik Mickels
	Title:	Senior Vice President and Chief Financial Officer

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